U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2010

ONCOLOGIX TECH, INC.
(Name of Small Business Issuer as Specified in Its Charter)

Nevada                                                                                                                             0-15482                                                                                                                  86-1006416
(State or other jurisdiction of                                                                                         (Commission File Number)                                                                                          (I.R.S. Employer
incorporation or organization)                                                                                                                                                                                                                               Identification No.)

P.O. Box 8832
Grand Rapids, MI  49518-8832
(Address of principal executive offices)

(616) 977-9933
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

a)

1)
On September 9, 2010, the Board of Directors of the Registrant recommended and approved the dismissal of Chisholm, Bierwolf, Nilson & Morrill, LLC. as the Registrant’s independent registered public accounting firm effective September 9, 2010 as a result of Chisholm, Bierwolf, Nilson & Morrill, LLC’s decision to not stand for re-election as the Company’s auditors.

2)
The reports of Chisholm, Bierwolf, Nilson & Morrill, LLC. on the Registrant’s consolidated financial statements for the fiscal years ended August 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  Their opinion was qualified due to uncertainty as to the Registrant’s ability to continue as a going concern.

3)	The decision to change the Registrant’s independent registered public accounting firm was recommended and approved by the Registrant’s Board of Directors.

4)
During the fiscal years ended August 31, 2009 and 2008, as well as the nine-month period ended May 31, 2010 and through the date of this Form 8-K, there were no disagreements between the Registrant and Chisholm, Bierwolf, Nilson & Morrill, LLC. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, Bierwolf, Nilson & Morrill, LLC., would have caused Chisholm, Bierwolf, Nilson & Morrill, LLC. to make reference to the subject matter of the disagreements in connections with its report.

The Registrant has requested Chisholm, Bierwolf, Nilson & Morrill, LLC. to furnish the Registrant with a letter addressed to the SEC stating whether Chisholm, Bierwolf, Nilson & Morrill, LLC. agrees with the above statements.  A copy of Chisholm, Bierwolf, Nilson & Morrill, LLC.’s letter, dated  September 10, 2010, is attached as exhibit 99 to this Form 8-K.

b)  On September 9, 2010, the Board of Directors of the Registrant recommended and approved the appointment of Seale and Beers, CPA’s as the Registrant’s independent registered public accounting firm, effective September 9, 2010.

 During the fiscal years ended August 31, 2009 and 2008 as well as the nine-month period ended May 31, 2010 and through the date of this Form 8-K, neither the Registrant nor anyone acting on its behalf consulted Seale and Beers, CPA’s regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Chisholm, Bierwolf, Nilson & Morrill, LLC. on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Chisholm, Bierwolf, Nilson & Morrill, LLC., would have caused Chisholm, Bierwolf, Nilson & Morrill, LLC. to make reference to the matter in connection with its report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

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Item 9.01 – Exhibits

16.1	Letter to the Securities and Exchange Commission from Chisholm, Bierwolf,
                                Nilson & Morrill, LLC. dated September 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2010	ONCOLOGIX TECH, INC.

By: /s/ Anthony Silverman
Anthony Silverman,
Chief Executive Officer
and President

By: /s/ Michael A. Kramarz
Michael A. Kramarz,
Chief Financial Officer

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